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                                   AMENDMENT NO. 1

                               Dated December 17, 1997

                                       To The

                         TAX INDEMNIFICATION AGREEMENT NO. 2

                               Dated December 30, 1985


                                       Between

                                  OWNER PARTICIPANT

                                         And

                             OGLETHORPE POWER CORPORATION
                        (AN ELECTRIC MEMBERSHIP CORPORATION),
                                        Lessee

                                 -------------------


                  Undivided Interest in Plant Robert W. Scherer Unit
                No. 2 818 MW (nameplate capacity) Coal-Fired Electric
                                   Generating Unit
                          Located in Monroe County, Georgia


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                AMENDMENT NO. 1 TO TAX INDEMNIFICATION AGREEMENT NO. 2



         AMENDMENT NO. 1 TO THE TAX INDEMNIFICATION AGREEMENT NO. 2, dated December 17, 1997, between DFO PARTNERSHIP, a New York general partnership, as successor in interest to Ford Motor Credit Company (the "Owner Participant"), the beneficiary under a Trust Agreement dated December 30, 1985, as amended and supplemented, with NATIONSBANK, N.A. a national banking association and successor by merger to The Citizens and Southern National Bank, acting through its agent THE BANK OF NEW YORK, a state banking corporation organized under the laws of the State of New York, not in its individual capacity but solely as Owner Trustee (the "Lessor"), and OGLETHORPE POWER CORPORATION (AN ELECTRIC MEMBERSHIP CORPORATION), an electric membership corporation organized and operating under the laws of the State of Georgia and formerly known as Oglethorpe Power Corporation (An Electric Membership Generation and Transmission Corporation) (the "Lessee"). Capitalized terms not otherwise defined herein shall have the respective meanings specified in Appendix A to the Participation Agreement dated December 30, 1985 among Lessee, Owner Trustee, Indenture Trustee, Loan Participant and Owner Participant, as modified, amended or supplemented pursuant to the terms thereof.

                                 W I T N E S S E T H:


         WHEREAS, pursuant to the Deed and Bill of Sale, Lessee set over, sold and delivered all of its right, title and interest in and to the Undivided Interest to the Lessor as of the Closing Date;

         WHEREAS, immediately subsequent to the purchase of the Undivided Interest, Lessor and Lessee executed the Lease pursuant to which Lessor agreed to lease to the Lessee and the Lessee agreed to lease from the Lessor the Undivided Interest;

         WHEREAS, in connection with the transactions consummated as of the Closing Date, Owner Participant and Lessee entered into the Tax
Indemnification Agreement setting forth each of their respective rights and obligations as to certain tax matters;

         WHEREAS, it is contemplated that, on the 1997 Refinancing Date, the Lessor will be issuing the Series 1997 Refunding Lessor Note , the proceeds of which will be used to repay the Refunding Lessor Note in full;

                                          1

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         WHEREAS, the parties hereto desire to amend the terms of the Tax
Indemnification Agreement to reflect their agreement as to various tax matters relating to the transactions being effected on the 1997 Refinancing Date;

         NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto agree that:

         1. Section 1.1(e) of the Tax Indemnification Agreement shall be amended in its entirety to read as follows:

    "The Secured Note, the Refunding Lessor Note and the Series 1997 Refunding Lessor Note (collectively, the "Lease Notes") will bear interest pursuant to their terms and at the rates applicable from time to time, and will be amortized by certain payments of principal and interest as provided by the terms of the Lease Notes. The indebtedness evidenced by the Lease Notes will constitute loans made to Lessor; all amounts paid as interest with respect thereto (the "Interest Deductions") will be deductible, when paid or accrued, pursuant to Section 163 of the Code and the Regulations promulgated thereunder, in accordance with the method of tax accounting on the basis of which Owner Participant regularly computes its income; and Owner Participant, as owner of the Owner Trust, will be entitled to take the Interest Deductions into account in computing the Federal income tax liability of its members."

         2. Section 1.1(g) of the Tax Indemnification Agreement shall be amended in its entirety to read as follows:

    "Owner Participant's (or, as appropriate, the Owner Participant's partners) effective marginal rate of Federal income tax (without giving effect to any credits against such tax) from the Closing Date through and including December 31, 1986 was 46%; from January 1, 1987 through and including December 31, 1987 was 39.950685%; from January 1, 1988 through and including December 31, 1992 was 34%; and from and after January 1, 1993 was 35%."

         3. Section 1.1(h) of the Tax Indemnification Agreement shall be amended by the deletion of "Basic Term" and the substitution, in lieu thereof, of the following:

    "Basic Term and will be entitled to deductions for amortization of the 1997 Refinancing Transaction

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    Expenses on a straight-line basis over the period of the Series 1997
    Refunding Lessor Note ."

         4. Section 1.1(j) of the Tax Indemnification Agreement shall be amended by the deletion of the concluding period and the substitution, in lieu thereof, of:

    "(in arrears, as provided in section F of Schedule I to the Participation Agreement, as in effect from time to time)."

         5. Section 1.1(o) shall be added to the Tax Indemnification Agreement, reading in its entirety as set forth below:

         "(o) Owner Participant, as owner of the Owner Trust, will be allowed a current deduction in the taxable year of the Owner Participant that includes the 1997 Refinancing Date in an amount equal to the excess of the prepayment price of the Refunding Lessor Note (it being understood that the prepayment price does not include any interest accrued through and including the 1997 Refinancing Date) over the unpaid principal of the Refunding Lessor Note, in each case as of the 1997 Refinancing Date (the "Premium Deduction"); and interest on the Refunding Lessor Note will cease to accrue on the 1997 Refinancing Date and interest on the Series 1997 Refunding Lessor Note will begin to accrue on the 1997 Refinancing Date."

         6. Section 1.2(e) shall be amended by the deletion of "Secured Notes" and the substitution, in lieu thereof, of "Lease Notes".

         7. Section 1.2(i) shall be added to the Tax Indemnification Agreement, reading in its entirety as set forth below:

         "(i) Assuming that the Owner Participant is properly treated as the owner of the Undivided Interest and the obligor under the Lease Notes for Federal income tax purposes, the Owner Participant will be entitled to the Premium Deduction."

         8. Sections 3.2(a), 6(a), 6(b), 6(g) and 6(k) of the Tax Indemnification Agreement shall each be amended by the deletion of "ACRS Deductions, the Interest Deductions or the Amortization Deductions" and the substitution, in lieu thereof, of "ACRS Deductions, the Interest Deductions, the Premium Deduction or the Amortization Deductions"; Section 1.1(i) of the Tax Indemnification Agreement shall be amended by the deletion of

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"ACRS Deductions, the Interest Deductions and the Amortization Deductions"
and the substitution, in lieu thereof, of "ACRS Deductions, the Interest Deductions, the Premium Deduction and the Amortization Deductions"; and
Section 1.2 (e) of the Tax Indemnification Agreement shall be amended by the deletion of "ACRS Deductions, the Interest Deductions, the Amortization Deductions" and the substitution, in lieu thereof, of "ACRS Deductions, the Interest Deductions, the Premium Deduction, the Amortization Deductions".

                                          4

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         IN WITNESS WHEREOF, Owner Participant and Lessee have caused this
Amendment No. 1 to the Tax Indemnification Agreement No. 2 to be duly executed by their respective officers thereunto duly authorized as of the date set forth above.

                                  OGLETHORPE POWER CORPORATION
                                  (AN ELECTRIC MEMBERSHIP
                                  CORPORATION)



                                  By: /s/ T.D. Kilgore
                                       -------------------------------
                                      Name: T.D. Kilgore
                                      Title: President and Chief Executive
                                             Officer



                                  DFO PARTNERSHIP



                                  By: /s/ Steven M. Jacobs
                                      -------------------------------
                                      Name: Steven M. Jacobs
                                      Title: Vice President


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         Pursuant to Section 11.3 of Participation Agreement No. 2, the
undersigned hereby executes this Amendment No. 1 to the Tax Indemnification Agreement No. 2.


                                  UNITED STATES OF AMERICA,
                                  acting through the
                                  Administrator of the RURAL
                                  UTILITIES SERVICE



                                  By: /s/ Thomas L. Eddy
                                      -------------------------------
                                      Name: Thomas L. Eddy
                                      Title: Director, Power Supply Division


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                   EXPLANATORY STATEMENT TO AMENDMENT NO. 1
                    TO TAX INDEMNIFICATION AGREEMENT NO. 2


         Except as described below, the following agreements are substantially similar in all material respects to Amendment No. 1 to the Tax Indemnification Agreement No. 2, dated December 17, 1997, between DFO Partnership, as assignee of Ford Motor Credit Company, and Oglethorpe Power Corporation (An Electric Membership Corporation) ("Tax Indemnification Agreement No. 2"):

1. Amendment No. 1 to the Tax Indemnification Agreement No. 1, dated December 17, 1997, between IBM Credit Financing Corporation and Oglethorpe Power Corporation (An Electric Membership Corporation) ("Tax Indemnification Agreement No. 1");

2. Amendment No. 1 to the Tax Indemnification Agreement No. 3, dated December 17, 1997, between Chrysler Financial Corporation and Oglethorpe Power Corporation (An Electric Membership Corporation) ("Tax Indemnification Agreement No. 3"); and

3. Amendment No. 1 to the Tax Indemnification Agreement No. 4, dated December 17, 1997, between HEI Investment Corp. and Oglethorpe Power Corporation (An Electric Membership Corporation) ("Tax Indemnification Agreement No. 4").